UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): December 22, 2017 (December 21, 2017)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 21, 2017, Wheeler REIT, L.P., a Virginia limited partnership (the “Operating Partnership”), of which Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), is the sole general partner, entered into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) with KeyBank National Association (“KeyBank”). The Amended and Restated Credit Agreement amends and restates the credit agreement, dated as of May 29, 2015, between the Operating Partnership and KeyBank. The Amended and Restated Credit Agreement provides for an increase in borrowing capacity from fifty million and 00/100 dollars ($50,000,000) to fifty-two million five hundred thousand and 00/100 dollars ($52,500,000) and also increases the accordion feature by fifty million and 00/100 dollars ($50,000,000) to one hundred and fifty million and 00/100 dollars ($150,000,000). Additionally, the Amended and Restated Credit Agreement provides for an extension of the requirement to reduce the outstanding borrowings under the facility from sixty-eight million thirty two thousand two hundred fifty and 00/100 dollars ($68,032,250) to fifty-two million five hundred thousand and 00/100 dollars ($52,500,000) by July 1, 2018. The revolving facility will mature on December 21, 2019, but may be extended at the Company’s option for an additional one-year period, subject to certain customary conditions. The interest rate remains the same at LIBOR plus 250 basis points based on the Company’s Consolidated Leverage Ratio (as defined in the Amended and Restated Credit Agreement). Certain subsidiaries of the Company serve as guarantors under the Amended and Restated Credit Agreement.

There is no material relationship between the Operating Partnership, the Company and their affiliates and KeyBank.

The foregoing description of the terms of the Amended and Restated Credit Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Credit Agreements, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On December 21, 2017, the Company issued a press release announcing the Amended and Restated Credit Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.

10.1	Amended and Restated Credit Agreement dated December 21, 2017.
99.1	Press release dated December 21, 2017.

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Amended and Restated Credit Agreement dated December 21, 2017.
99.1	Press release dated December 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: December 22, 2017